UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                          Current Report Pursuant to
              Section 13 or 15 (d) of the Securities Act of 1934

                                 January 11, 2002
              Date of Report (Date of earliest event reported)




      NEVADA                        000-30607            87-0461420
(State of other jurisdiction    (Commission number)    (I.R.S. Employer
   of incorporation)                                identification No.)

           4241 EAST CLINTON FRESNO, CA                93703
         (Address of principal executive offices)      (Zip)

                                (559) 260-2036
                         (issuer's telephone number)




Item 1.  Changes in Control of Registrant

         Not applicable

Item 2.  Acquisition of Disposition of Assets

         Not applicable

Item 3.  Bankruptcy or Receivership

         Not applicable

Item 4.  Changes in the Small Business Issuer's Certifying Accountant.

         Not applicable

Item 5.  Other Events

         On January 11, 2002, a special meeting of the shareholders of Wellness America Online, Inc., a Nevada corporation (hereinafter "the Company"), was held in Salt Lake City, Utah. At that meeting, the Company's shareholders:

         a) elected Tariq Faridi, James Sawyer, Sunny Singh and Dr. Robert Carson to the Company's Board of Directors; ii) elected Tariq Faridi as the Company's Chief Executive Officer; iii) appointed James Sawyer as the Company's Secretary/Treasurer;


         b) voted in favor of amending the Company's Articles of Incorporation to change the Company's name from "Wellness America Online, Inc." to "Wellness America, Inc."; and,

         c) voted in favor of amending the Company's bylaws to set the number of directors on the Company's board of directors at between three (3) and nine
(9).

Item 6.  Resignation of Directors

         Not applicable

Item 7.  Financial Statements and Exhibits

         Not applicable

Item 8.  Change in Fiscal Year

         Not applicable

Item 9.  Sales of Equity Securities Pursuant to Regulation S

         Not applicable



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 22, 2002              BY: /s/ Tariq Faridi
                                     __________________________________
                                     Tariq Faridi
                                     Chief Executive Officer and
                                     Director